Exhibit 99.1

FLAG FINANCIAL CORPORATION

FIRST Capital Bank

Relationship Banking At Its Best

The Creation of a Compelling Metro-Atlanta Community Banking Franchise

Transaction Overview May 26, 2005

Forward Looking Statements

Certain of the matters discussed in this document may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These forward-looking statements may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” and similar expressions are intended to identify the forward-looking statements. The Company’s actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

The effects of future economic conditions;

Governmental monetary and fiscal policies, as well as legislative and regulatory changes;

The risks of unexpected changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;

The effects of competition from other financial institutions and companies in the financial services industry;

The failure of assumptions underlying the establishment of reserves for possible loan losses and estimations of values of collateral and various financial assets and liabilities; and

Potential difficulties in integrating acquired businesses.

All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements.

A registration statement and proxy statement relating to the Flag Financial Corporation common stock to be issued in the transaction will be filed with the Securities and Exchange Commission as soon as practicable. When filed, copies of this and other related documents may be obtained free of charge from the SEC website (www.sec.gov) or Flag Financial Corporation’s website (www.flag.net). These documents should be carefully reviewed because they will contain important information.

Transaction Overview

Transaction Overview

Summary of Terms

Fixed Exchange Ratio: 1.6 shares

Implied Price Per Share: (1) $ 25.22

Aggregate Transaction Value: $134.8 million

Transaction Structure: Stock-for-stock exchange

Any First Capital shareholder (non-

institutional) who owns in excess of

384,000 of the issued and outstanding

pro forma shares of Flag Financial will

receive cash for all shares in excess of

the 384,000 share amount

Projected Cost Savings: $4.0 million pre-tax in FY 2006

(approximately 18.4% of First Capital’s

projected FY 2006 non-interest expense)

Termination Fee: $2.0 million

(1) Based on Flag Financial’s closing stock price of $15.76 as of May 25, 2005.

Transaction Overview

Summary of Terms

Board of Directors:

Anticipated Closing:

Other Terms:

Three of twelve pro forma directors- Nat Padget plus two outside directors

Fourth quarter 2005

Due diligence completed

Subject to shareholder approval by both companies as well as customary regulatory approvals

Transaction Overview

Premium Analysis

Implied Price per Share: (1) $25.22

Price / Estimated FY 2005 EPS: (2) 25.0x

Price / March 31, 2005 Book Value: 221.5%

Price / March 31, 2005 Tangible Book Value: 255.7%

Core Deposit Premium: 24.4%

Current Market Premium: (3) 40.1%

(1) Based on Flag Financial’s closing stock price of $15.76 as of May 25, 2005. (2) Based on IBES estimates.

(3) Based on First Capital’s closing stock price of $18.00 as of May 25, 2005.

Company Overview

Flag Financial Corporation

Headquarters: Atlanta, Georgia

CEO: Joseph W. Evans

Banking Offices: 23

Stock Ticker: FLAG

Market Capitalization: (1) $134.4 Million

Total Assets: $840.4 Million

Total Loans: $613.5 Million

Total Deposits: $713.4 Million

Total Equity / Total Assets: 8.36%

Q1’2005 ROAA: 0.88%

Q1’2005 ROAE: 10.49%

Note: All financial information as of or for the period ended March 31, 2005.

(1) Based on Flag Financial’s closing stock price on May 25, 2005.

First Capital Bancorp Inc.

Headquarters: Norcross, Georgia

CEO: H.N. “Nat” Padget

Banking Offices: 5

Stock Ticker: FCBX.OB

Market Capitalization: (1) $91.2 Million

Total Assets: $675.0 Million

Total Loans: $493.9 Million

Total Deposits: $477.9 Million

Total Equity / Total Assets: 8.55%

Q1’2005 ROAA: 0.78%

Q1’2005 ROAE: 9.06%

Note: All financial information as of or for the period ended March 31, 2005.

(1) Based on First Capital’s closing stock price on May 25, 2005.

Pro Forma Franchise

Pro Forma Franchise

Financial Impact

Projected Fiscal Years:

2006 2007

Earnings

Flag Financial Stand-Alone EPS $0.92 $1.03

Pro Forma EPS $1.00 $1.14

EPS Accretion / (Dilution) 8.31% 10.54%

Performance

Return on Average Equity 8.43% 9.04%

Return on Average Tangible Equity 19.33% 18.80%

Return on Average Assets 0.87% 0.89%

Balance Sheet

Assets $2,046.5 $2,267.8

Net Loans $ 1,528.8 $1,716.7

Deposits $1,540.5 $1,710.3

EOP Fully Diluted Shares Outstanding 16,736,951 16,846,807

Flag Financial First Capital

28 Total Offices in Georgia

Marietta

Roswell

Forsyth

Cobb

Smyrna

Mableton

Douglas

College Park

East Point

Atlanta

Belvedere Park

Candler-McAfee

Redan

Rockdale

DeKalb

Decatur

Fulton

Georgia

North Atlanta

Tucker

Gwinnett

Lawrenceville

Sandy Springs

Dunwoody

175

120

185

1985

28 Total Offices in Georgia

1285

1675

Data Source: SNL Financial

Pro Forma Franchise

Deposit Franchise—Metro Atlanta(1)

Flag Financial Corporation

Central / West Georgia 50.8%

Metro Atlanta 49.2%

Pro Forma Franchise

Central / West Georgia 29.0%

Metro Atlanta 71.0%

Data Source: SNL Financial

(1) As a percentage of total company deposits. FDIC deposit data as of June 30, 2004.

Pro Forma Franchise

Deposit Franchise—Fulton County Deposit Market Share

Pending Ownership, Includes Commercial Banks(1)

Deposit Data as of June 30, 2004

June ‘04 June ‘03

Inst # of Total Market Market

County Rank Institution Type Branches Deposits Share(%) Share(%)

Fulton, GA 1 Wachovia Corp. (NC) Bank 70 12,045,223 30.97 32.83

Total County Deposits = 2 SunTrust Banks Inc. (GA) Bank 68 10,891,592 28.00 26.64

$38,894,120 3 Bank of America Corp. (NC) Bank 55 6,845,565 17.60 20.32

4 BB&T Corp. (NC) Bank 5 952,349 2.45 2.30

5 Synovus Financial Corp. (GA) Bank 6 886,529 2.28 2.23

6 Regions Financial Corp. (AL) Bank 8 420,388 1.08 1.12

7 Main Street Banks Inc. (GA) Bank 3 412,237 1.06 0.46

Pro Forma Combined Bank 7 345,874 0.89 0.47

8 Integrity Bancshares Inc. (GA) Bank 2 268,620 0.69 0.53

9 Fidelity Southern Corp. (GA) Bank 5 240,023 0.62 0.54

10 Flag Financial Corporation (GA) Bank 4 229,614 0.59 0.21

Top 10 Institutions 226 $33,192,140 85.34 87.18

20 First Capital Bancorp Inc. (GA) Bank 3 116,260 0.30 0.26

Data Source: SNL Financial

(1) Pending Ownership is defined as, if an institution is involved in a pending merger or acquisition, the prospective seller’s deposit data is included in prospective buyer’s deposit data. Excludes Monogram Credit Card Bank.

Pro Forma Franchise

Deposit Franchise – Atlanta MSA Deposit Market Share

Pending Ownership, Commercial Banks Only(1)

Deposit Data as of June 30, 2004

County	Rank	Institution	Inst Type	# of Branches	June '04 Total Deposits	June '04 Market Share(%)	June '03 Market Share(%)
Atlanta MSA	1	Wachovia Corp. (NC)	Bank	253	21,396,736	26.54	27.70
Total Deposits =	2	SunTrust Banks Inc. (GA)	Bank	246	15,425,506	19.14	18.86
$80,613,240	3	Bank of America Corp. (NC)	Bank	184	12,238,320	15.18	16.46
	4	Synovus Financial Corp. (GA)	Bank	55	3,468,838	4.30	4.29
	5	Regions Financial Corp. (AL)	Bank	55	2,670,470	3.31	3.42
	6	BB&T Corp. (NC)	Bank	49	2,280,637	2.83	3.04
	7	Main Street Banks Inc. (GA)	Bank	21	1,461,680	1.81	1.72
	8	Fidelity Southern Corp. (GA)	Bank	20	998,393	1.24	1.14
	9	Royal Bank of Canada	Bank	27	839,869	1.04	1.06
	10	United Community Banks Inc. (GA)	Bank	23	785,945	0.97	1.00
		Pro Forma Combined	**Bank**	**12**	**764,601**	**0.94**	**0.66**
	11	Brand Banking Company (GA)	Bank	5	548,044	0.68	0.65
	12	**First Capital Bancorp Inc. (GA)**	**Bank**	**4**	**462,889**	**0.57**	**0.49**
	13	Henry County Bancshares Inc. (GA)	Bank	6	461,886	0.57	0.57
	14	Georgian Bancorporation Inc. (GA)	Bank	5	414,690	0.51	0.08
	15	First Citizens BancShares Inc. (NC)	Bank	18	412,729	0.51	0.50
	16	Crescent Banking Co. (GA)	Bank	9	402,938	0.50	0.43
	17	GB&T Bancshares Inc. (GA)	Bank	10	401,243	0.50	0.44
	18	Colonial BancGroup Inc. (AL)	Bank	13	398,836	0.49	0.46
	19	Riverside Bancshares Inc. (GA)	Bank	5	386,603	0.48	0.46
	20	United Bank Corp. (GA)	Bank	9	360,385	0.45	0.47
		Top 20 Institutions		**1,017**	**$65,816,637**	**81.62**	**83.24**
	24	**Flag Financial Corporation (GA)**	**Bank**	**8**	**301,712**	**0.37**	**0.17**

Data Source: SNL Financial

(1) Pending Ownership is defined as, if an institution is involved in a pending merger or acquisition, the prospective seller's deposit data is included in prospective buyer's deposit data. Excludes Monogram Credit Card Bank.